UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 13, 2004

CANARGO ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32145	91-0881481

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Energy Corporation P.O. Box 291, St. Peter Port Guernsey, British Isles	GY1 3RR

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (44) 1481 729 980

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The matters discussed in this Current Report on Form 8-K include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s Reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.

Section 7—Regulation FD

Item 7.01. Regulation FD Disclosure.

The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”

On September 13, 2004 CanArgo Energy Corporation (OSE: CNR, Amex: CNR) (“CanArgo”) issued a press release announcing that its N100 well on the Ninotsminda Field in Georgia had experienced a blow-out on September 10, 2004.

On September 13, 2004, CanArgo issued a further press release announcing that it had capped the N100 well on the Ninotsminda Field in Georgia that had experienced a blow-out on September 10, 2004.

A Registration Statement relating to CanArgo’s securities has been filed with the United States Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This Press Release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Copies of the Press Releases are attached hereto as Exhibits 99.1 and 99.2 respectively.

The information in this report (including its exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability of that section. The information in this report (including its exhibits) shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Exhibit Description
99.1	Press Release, dated September 13, 2004, issued by CanArgo Energy Corporation.
99.2	Press Release, dated September 13, 2004, issued by CanArgo Energy Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION

Date: September 15, 2004	By:	/s/Liz Landles
Liz Landles, Corporate Secretary